UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

February 24, 2016

CALATLANTIC GROUP, INC.

(Exact name of registrant as specified in charter)

Delaware	1-10959	33-0475989
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

15360 Barranca Parkway

Irvine, California 92618

(Address of Principal Executive Offices, including Zip Code)

(949) 789-1600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Matters

CalAtlantic Group Inc., formerly doing business as Standard Pacific Corp., (the “Company”), The Ryland Group, Inc. (“Ryland”) and the former directors of Ryland were named as defendants in a putative class action captioned Hancock v. Jews, et al., Case No. 11452-(VCN) (the “Class Action”), arising out of Ryland’s merger with and into the Company (the “Merger”). The Class Action alleged, among other things, that the definitive proxy statement filed by the Company on August 27, 2015 with the U.S. Securities and Exchange Commission (the “Proxy Statement”) for the Company’s special meeting for stockholders to be held on September 28, 2015 omitted material facts in connection with the Merger. The Company believed strongly that the Class Action claims were without merit.

On September 8, 2015, the Company and Ryland filed a supplement to the Proxy Statement containing certain supplemental disclosures (“Supplemental Disclosures”). While the Company maintains that the Supplemental Disclosures were neither necessary nor material, the Company believed filing the Supplemental Disclosures was not likely to cause harm to the Company and would moot the claims asserted by the plaintiffs, eliminating the possibility that the plaintiffs’ pursuit of the Class Action claims would delay the closing of the Merger. Following the Company’s filing of the Supplemental Disclosures, counsel for the plaintiffs thereafter advised that such Supplemental Disclosures did, in fact, moot plaintiffs’ claims. As a result, on September 16, 2015, the Delaware Court of Chancery (the “Court”) entered a stipulated order regarding notice of the proposed dismissal (the “Proposed Dismissal”). The Court retained jurisdiction of the Class Action solely in connection with the anticipated application for an award of attorneys’ fees and reimbursement of expenses, and all other claims were dismissed with prejudice as to the named plaintiffs.

The parties have subsequently discussed the payment of such fees and expenses, and in order to avoid the uncertainties and costs associated with a contested application for attorneys’ fees, the Company has agreed to pay plaintiffs’ counsel a fee in the amount of $160,000 (the “Negotiated Attorney Fee”). Plaintiffs’ counsel has determined that the payment of the Negotiated Attorney Fee negates any need to petition the Court for a fee award.

Within three business days after this Form 8-K has been filed with the U.S. Securities and Exchange Commission, the Company will file an affidavit with the Court certifying that the Form 8-K has been filed and, after the affidavit has been filed, the parties will file a Stipulation and [Proposed] Order of Dismissal.

This Form 8-K is being furnished to the U.S. Securities and Exchange Commission in satisfaction of the public disclosure requirements of Delaware law relating to the payment of the Negotiated Attorney Fee. Aside from the disclosure itself, nothing under this Form 8-K shall be deemed to be an admission of the legal necessity or materiality under any federal, state or other applicable laws with respect to the Negotiated Attorney Fee set forth herein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALATLANTIC GROUP, INC.

By:	/s/ John P. Babel
Name:	John P. Babel
Title:	Executive Vice President, General Counsel and Secretary

Date: February 24, 2016